                                                                      Exhibit 23



CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Neogen Corporation
Lansing, Michigan

We hereby consent to the incorporation by reference in the Prospectus constituting a part of the Registration Statement (Form S-8) of our reports dated July 14, 2000, relating to the consolidated financial statements and schedule of Neogen Corporation and subsidiaries, appearing in the Company's Annual Report on Form 10-K for the year ended May 31, 2000.



                                                                BDO SEIDMAN, LLP

Troy, Michigan
August 11, 2000